Exhibit 10.14
COMMON UNIT PURCHASE AGREEMENT
BY AND AMONG
EAGLE ROCK ENERGY PARTNERS, L.P.
AND
THE PURCHASERS NAMED HEREIN

COMMON UNIT PURCHASE AGREEMENT
     COMMON UNIT PURCHASE AGREEMENT, dated as of March 30, 2007 (this “Agreement”), by and among Eagle Rock Energy Partners, L.P., a Delaware limited partnership (“Eagle Rock”), and GPS Partners LLC (“GPS Partners”), Lehman Brothers MLP Opportunity Fund L.P. (“Lehman Brothers”), RCH Energy MLP Fund, L.P. (“RCH Fund”), New Mountain Vantage, L.P. (“New Mountain”), New Mountain Vantage (California), L.P. (“New Mountain California”), New Mountain Vantage (Texas), L.P. (“New Mountain Texas”), New Mountain Vantage HoldCo Ltd. (“New Mountain HoldCo”), ZLP Fund, L.P. (“ZLP Fund”) and Structured Finance Americas LLC (“Structured Finance”) (each of GPS Partners LLC, Lehman Brothers, RCH Fund, New Mountain, New Mountain California, New Mountain Texas, New Mountain HoldCo, ZLP Fund, Structured Finance, a “Purchaser” and, collectively, the “Purchasers”).
     WHEREAS, simultaneously with the execution of this Agreement, Eagle Rock is entering into definitive purchase agreements to acquire all of the issued and outstanding limited and general partnership interests of Laser Quitman Gathering Company, LP, Laser Gathering Company, LP, Laser Midstream Energy, LP, HESCO Gathering Company, LLC and HESCO Pipeline Company, LLC, as more fully described in the Laser Acquisition Agreement, upon the terms and conditions and for the consideration set forth in the Laser Acquisition Agreement (the “Laser Acquisition”);
     WHEREAS, Eagle Rock desires to finance the Laser Acquisition through the sale of an aggregate of $127,500,009.00 of Common Units and the Purchasers desire to purchase an aggregate of $127,500,009.00 of Common Units from Eagle Rock, each in accordance with the provisions of this Agreement;
     WHEREAS, it is a condition to the obligations of the Purchasers and Eagle Rock under this Agreement that the Laser Acquisition be consummated;
     WHEREAS, Eagle Rock has agreed to provide the Purchasers with certain registration rights with respect to the Purchased Common Units acquired pursuant to this Agreement; and
     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Eagle Rock and each of the Purchasers, severally and not jointly, hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
     “8-K Filing” shall have the meaning specified in Section 5.04.
     “Action” against a Person means any lawsuit, action, proceeding, investigation or complaint before any Governmental Authority, mediator or arbitrator.

     “Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling”, “controlled by” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
     “Agreement” shall have the meaning specified in the introductory paragraph.
     “Basic Documents” means, collectively, this Agreement, the Registration Rights Agreement, the Laser Acquisition Agreement and any and all other agreements or instruments executed and delivered by the Parties to evidence the execution, delivery and performance of this Agreement, and any amendments, supplements, continuations or modifications thereto.
     “Board of Directors” means the Board of Directors of Eagle Rock Energy G&P, LLC, a Delaware limited liability company and general partner of Eagle Rock Energy GP, L.P.
     “Business Day” means any day other than a Saturday, a Sunday, or a legal holiday for commercial banks in Houston, Texas or New York, New York.
     “Buy-In” shall have the meaning specified in Section 8.08.
     “Buy-In Price” shall have the meaning specified in Section 8.08.
     “Closing” shall have the meaning specified in Section 2.02.
     “Closing Date” shall have the meaning specified in Section 2.02.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Commission” means the United States Securities and Exchange Commission.
     “Commitment Amount” means the dollar amount set forth opposite each Purchaser’s name on Schedule 2.01 to this Agreement under the heading “Gross Proceeds to Issuer”.
     “Common Unit Price” shall have the meaning specified in Section 2.01(c).
     “Common Units” means the Common Units of Eagle Rock representing limited partner interests in Eagle Rock.
     “Delaware LP Act” shall have the meaning specified in Section 3.02(a).
     “Eagle Rock” shall have the meaning specified in the introductory paragraph.
     “Eagle Rock Financial Statements” shall have the meaning specified in Section 3.03.
     “Eagle Rock Material Adverse Effect” means any material and adverse effect on (i) the assets, liabilities, financial condition, business, operations, prospects or affairs of Eagle Rock and its Subsidiaries, taken as a whole, measured against those assets, liabilities, financial condition, business, operations, prospects or affairs reflected in the Eagle Rock SEC Documents, (ii) the ability of Eagle Rock and its Subsidiaries, taken as a whole, to carry out their business as of the date of this Agreement or to meet their obligations under the Basic Documents on a timely basis or (iii) the ability of Eagle Rock to consummate the transactions under any Basic Document.
     “Eagle Rock Related Parties” shall have the meaning specified in Section 7.02.
     “Eagle Rock SEC Documents” shall have the meaning specified in Section 3.03.
     “Eagle Rock Terminating Breach” shall have the meaning specified in Section 8.12(a)(ii).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
     “First Quarter Distribution” shall have the meaning specified in Section 5.08.
     “GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.
     “Governmental Authority” shall include the country, state, county, city and political subdivisions in which any Person or such Person’s Property is located or that exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authorities that exercise valid jurisdiction over any such Person or such Person’s Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, Eagle Rock, its Subsidiaries or any of their Property or any of the Purchasers.
     “Indemnified Party” shall have the meaning specified in Section 7.03.
     “Indemnifying Party” shall have the meaning specified in Section 7.03.
     “Laser” means Laser Midstream Energy, a [Delaware] [limited liability company].
     “Laser Acquisition” shall have the meaning specified in the recitals.
     “Laser Acquisition Agreement” mean that certain Partnership Interests Purchase and Contribution Agreement dated as of March 30, 2007, by and among Laser, as seller, and Eagle Rock, as buyer, which is attached hereto as Exhibit E.
     “Laser Closing Date” means the date on which the Laser Acquisitions is consummated.
     “Laser Material Adverse Effect” means any material and adverse effect on the business, assets, liabilities or operations to be acquired by Eagle Rock from Laser or Montierra and their respective Subsidiaries pursuant to the Laser Acquisition Agreement or any agreement related to the Montierra assets or any material and adverse effect on the prospects related to any of the foregoing.

     “Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.
     “Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.
     “Limited Partnership Agreement” shall have the meaning specified in Section 2.01(a).
     “Lock-Up Date” means the earlier of (i) 90 days after the Closing Date and (ii) the date that a registration statement under the Securities Act to permit resale of the Purchased Common Units is declared effective by the Commission or becomes effective in the case of any registration statement that becomes effective automatically.
     “Long-Term Incentive Plan” means the Eagle Rock Energy Partners, L.P. Long-Term Incentive Plan adopted by Eagle Rock’s general partner on October 25, 2006.
     “Party” or “Parties” means Eagle Rock and the Purchasers, individually or collectively, as the case may be.
     “Patriot Act” has the meaning specified in Section 4.11.
     “Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.
     “Prohibited Investor” has the meaning specified in Section 4.11.
     “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
     “Purchase Price” means the aggregate of each Purchaser’s Commitment Amount set forth opposite the Purchaser’s name on Schedule 2.01 to this Agreement under the heading “Gross Proceeds to Issuer.”
     “Purchased Common Units” means the Common Units to be issued and sold to the Purchasers pursuant to this Agreement.
     “Purchaser” shall have the meaning specified in the introductory paragraph.
     “Purchaser Material Adverse Effect” means, with respect to a Purchaser, any material and adverse effect on (i) the ability of such Purchaser to meet its obligations under the Basic Documents to which it is party on a timely basis or (ii) the ability of such Purchaser to consummate the transactions under any Basic Document to which it is a party.
     “Purchaser Related Parties” shall have the meaning specified in Section 7.01.

     “Purchaser Terminating Breach” shall have the meaning specified in Section 8.12(a)(iii).
     “Purchasers” shall have the meaning specified in the introductory paragraph.
     “Registration Rights Agreement” means the Registration Rights Agreement, substantially in the form attached to this Agreement as Exhibit B, to be entered into at the Closing, among Eagle Rock and the Purchasers.
     “Representatives” of any Person means the officers, managers, directors, employees, Affiliates, control persons, counsel, investment bankers, agents and other representatives of such Person.
     “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
     “Subsidiary” means, as to any Person, any corporation or other entity of which a majority of the outstanding equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation or other entity (irrespective of whether or not at the time any equity interest of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries.
     “Unitholders” means the Unitholders of Eagle Rock (within the meaning of the Limited Partnership Agreement).
     Section 1.02. Accounting Procedures and Interpretation. Unless otherwise specified in this Agreement, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters under this Agreement shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Purchasers under this Agreement shall be prepared, in accordance with GAAP applied on a consistent basis during the periods involved (except, in the case of unaudited statements, as permitted by Form 10-Q promulgated by the Commission) and in compliance as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.
ARTICLE II
SALE AND PURCHASE
     Section 2.01. Sale and Purchase. Contemporaneously with the consummation of the Laser Acquisition and subject to the terms and conditions of this Agreement, at the Closing, Eagle Rock hereby agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees, severally and not jointly, to purchase from Eagle Rock, the number of Purchased Common Units set forth opposite its name on Schedule 2.01 hereto. Each Purchaser agrees to pay Eagle Rock the Common Unit Price for each Purchased Common Unit as set forth in Section 2.01(c). The respective obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The failure or waiver of performance under this Agreement by any Purchaser, or on its behalf, does not excuse performance by any other Purchaser. Nothing contained herein or in any other Basic Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by any Basic Document. Except as otherwise provided in this Agreement or the other Basic Documents, each Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of the other Basic Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
          (a) Common Units. The Purchased Common Units shall have those rights, preferences, privileges and restrictions governing the Common Units as set forth in the First Amended and Restated Agreement of Limited Partnership of Eagle Rock Energy Partners, L.P., dated as of October 27, 2006 (the “Limited Partnership Agreement”), as amended.
          (b) Consideration. The amount per Common Unit that each Purchaser will pay to Eagle Rock to purchase the Purchased Common Units on the Closing Date shall be $18.20 (the “Common Unit Price”).
     Section 2.02. Closing. The execution and delivery of the Basic Documents (other than this Agreement and the Laser Acquisition Agreement), the delivery of certificates representing the Purchased Common Units, the payment by each Purchaser of its respective Commitment Amount and execution and delivery of all other instruments, agreements and other documents required by this Agreement (the “Closing”) shall take place on a date (the “Closing Date”) concurrent with the Laser Closing Date, which shall occur after April 1, 2007 and prior to May 31, 2007, provided that Eagle Rock shall have given each Purchaser five (5) Business Days (or such shorter period as shall be agreeable to each of the Parties) prior notice of such designated Closing Date, at the offices of Thompson & Knight, L.L.P. 333 Clay Street, Suite 3300, Houston, Texas 77002.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF EAGLE ROCK
     Eagle Rock represents and warrants to the Purchasers, on and as of the date of this Agreement and on and as of the Closing Date, as follows:
     Section 3.01. Corporate Existence. Eagle Rock: (i) is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware; (ii) has all requisite limited partnership power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its Properties and carry on its business as its business is now being conducted as described in the Eagle Rock SEC Documents, except where the failure to obtain such licenses, authorizations, consents and approvals would not reasonably be expected to have an Eagle Rock Material Adverse Effect; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualifications necessary, except where failure so to qualify would not reasonably be expected to have an Eagle Rock Material Adverse Effect.

     Section 3.02. Capitalization and Valid Issuance of Purchased Common Units.
          (a) As of the date of this Agreement, and prior to the issuance and sale of the Purchased Common Units, the issued and outstanding partnership interests of Eagle Rock consist of 20,691,495 Common Units, 20,691,495 Subordinated Units, 844,551 General Partner Units, and the Incentive Distribution Rights (each as defined in the Limited Partnership Agreement). All of the outstanding Common Units, Subordinated Units, General Partner Units, and the Incentive Distribution Rights have been duly authorized and validly issued in accordance with applicable Law and the Limited Partnership Agreement and are fully paid (to the extent required by applicable Law and under the Limited Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware Limited Partnership Act (the “Delaware LP Act”).
          (b) Other than Eagle Rock’s existing Long-Term Incentive Plan, Eagle Rock has no equity compensation plans that contemplate the issuance of Common Units or any other class of equity (or securities convertible into or exchangeable for Common Units or any other class of equity). Eagle Rock has no outstanding indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which the Unitholders may vote. Except as set forth in the first sentence of this Section 3.02(b), as contemplated by this Agreement or as are contained in the Limited Partnership Agreement, there are no outstanding or authorized (i) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, agreements, claims or commitments of any character obligating Eagle Rock or any of its Subsidiaries to issue, transfer or sell any limited partnership interests or other equity interests in Eagle Rock or any of its Subsidiaries or securities convertible into or exchangeable for such limited partnership interests or other equity interests, (ii) obligations of Eagle Rock or any of its Subsidiaries to repurchase, redeem or otherwise acquire any limited partnership interests or other equity interests in Eagle Rock or any of its Subsidiaries or any such securities or agreements listed in clause (i) of this sentence or (iii) voting trusts or similar agreements to which Eagle Rock or any of its Subsidiaries is a party with respect to the voting of the equity interests of Eagle Rock or any of its Subsidiaries.
          (c) (i) All of the issued and outstanding equity interests of each of Eagle Rock’s Subsidiaries are owned, directly or indirectly, by Eagle Rock free and clear of any Liens (except for such restrictions as may exist under applicable Law and except for such Liens as may be imposed under Eagle Rock’s or Eagle Rock’s Subsidiaries’ credit facilities filed as exhibits to the Eagle Rock SEC Documents), and all such ownership interests have been duly authorized and validly issued and are fully paid (to the extent required by applicable Law and the organizational documents of Eagle Rock’s Subsidiaries, as applicable) and non-assessable (except as non-assessability may be affected by Section 17-607 of the Delaware LP Act or the organizational documents of Eagle Rock’s Subsidiaries, as applicable) and free of preemptive rights, with no personal liability attaching to the ownership thereof, and (ii) except as disclosed in the Eagle Rock SEC Documents, neither Eagle Rock nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, or is obligated to make any capital contribution to or other investment in any other Person.
          (d) The offer and sale of the Purchased Common Units and the partnership interests represented thereby will be duly authorized by Eagle Rock pursuant to the Limited

Partnership Agreement prior to the Closing and, when issued and delivered to the Purchasers against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid (to the extent required by applicable Law and the Limited Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act) and will be free of any and all Liens and restrictions on transfer, other than restrictions on transfer under the Limited Partnership Agreement, the Registration Rights Agreement and applicable state and federal securities Laws and other than such Liens as are created by the Purchasers.
          (e) The Purchased Common Units will be issued in compliance with all applicable rules of the Nasdaq Global Market. Eagle Rock has submitted to the Nasdaq Global Market a Notification Form: Listing of Additional Common Units with respect to the Purchased Common Units. Eagle Rock’s currently outstanding Common Units are quoted on the Nasdaq Global Market and Eagle Rock has not received any notice of delisting.
          (f) The Purchased Common Units shall have those rights, preferences, privileges and restrictions governing the Common Units as set forth in the Limited Partnership Agreement. A true and correct copy of the Limited Partnership Agreement, as amended through the date hereof, has been filed by Eagle Rock with the Commission on October 31, 2006 as Exhibit 3.1 to Eagle Rock’s Current Report on Form 8-K.
     Section 3.03. Eagle Rock SEC Documents. Eagle Rock has timely filed with the Commission all forms, registration statements, reports, schedules and statements required to be filed by it under the Exchange Act or the Securities Act (all such documents filed on or prior to the date of this Agreement, collectively, the “Eagle Rock SEC Documents”). The Eagle Rock SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Eagle Rock Financial Statements”), at the time filed (in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequently filed Eagle Rock SEC Document filed prior to the date of this Agreement) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Eagle Rock Financial Statements were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) and fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position and status of the business of Eagle Rock as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Deloitte & Touche LLP is an independent registered public accounting firm with respect to Eagle Rock and has not resigned or been dismissed as independent registered public accountants of Eagle Rock as a result of or in connection with any disagreement with Eagle Rock on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

     Section 3.04. No Material Adverse Change. Except as set forth in or contemplated by the Eagle Rock SEC Documents, and except for the proposed Laser Acquisition, which has been disclosed to, and discussed with, each of the Purchasers, since December 31, 2005, Eagle Rock and its Subsidiaries have conducted their business in the ordinary course, consistent with past practice, and there has been no (i) change that has had or would reasonably be expected to have an Eagle Rock Material Adverse Effect, (ii) acquisition or disposition of any material asset by Eagle Rock or any of its Subsidiaries or any contract or arrangement therefor, otherwise than for fair value in the ordinary course of business, (iii) material change in Eagle Rock’s accounting principles, practices or methods or (iv) incurrence of material indebtedness (other than the incurrence of such indebtedness as is contemplated in connection with the Laser Acquisition).
     Section 3.05. Litigation. Except as set forth in the Eagle Rock SEC Documents, there is no Action pending or, to the knowledge of Eagle Rock, threatened against Eagle Rock or any of its Subsidiaries or any of their respective officers, directors or Properties, which (individually or in the aggregate) reasonably would be expected to have an Eagle Rock Material Adverse Effect or which challenges the validity of this Agreement.
     Section 3.06. No Breach. The execution, delivery and performance by Eagle Rock of the Basic Documents to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Basic Documents, and compliance by Eagle Rock with the terms and provisions hereof and thereof, do not and will not (a) violate any provision of any Law, governmental permit, determination or award having applicability to Eagle Rock or any of its Subsidiaries or any of their respective Properties, (b) conflict with or result in a violation of any provision of the Certificate of Formation of Eagle Rock or the Limited Partnership Agreement or any organizational documents of any of Eagle Rock’s Subsidiaries, (c) require any consent, approval or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any note, bond, mortgage, license, or loan or credit agreement to which Eagle Rock or any of its Subsidiaries is a party or by which Eagle Rock or any of its Subsidiaries or any of their respective Properties may be bound or (ii) any other agreement, instrument or obligation, or (d) result in or require the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by Eagle Rock or any of its Subsidiaries, except in the cases of clauses (a), (c) and (d) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 3.06 would not, individually or in the aggregate, reasonably be expected to have an Eagle Rock Material Adverse Effect.
     Section 3.07. Authority. Eagle Rock has all necessary limited partnership power and authority to execute, deliver and perform its obligations under the Basic Documents to which it is a party and to consummate the transactions contemplated thereby; the execution, delivery and performance by Eagle Rock of each of the Basic Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary action on its part; and the Basic Documents constitute the legal, valid and binding obligations of Eagle Rock, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar Laws affecting creditors’ rights generally or by general principles of equity. No approval by the

Unitholders is required as a result of Eagle Rock’s issuance and sale of the Purchased Common Units.
     Section 3.08. Approvals. Except as contemplated by this Agreement or as required by the Commission in connection with Eagle Rock’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by Eagle Rock of any of the Basic Documents to which it is a party, except where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not, individually or in the aggregate, reasonably be expected to have an Eagle Rock Material Adverse Effect.
     Section 3.09. MLP Status. Eagle Rock met for the taxable year ended December 31, 2006 the gross income requirements of Section 7704(c)(2) of the Code, and accordingly Eagle Rock is not, and does not reasonably expect to be, taxed as a corporation for U.S. federal income tax purposes or for applicable tax purposes. Eagle Rock indicated in the Form K-1 for the year ended December 31, 2006, that its Unitholders may be subject to state income taxes in [Louisiana and Oklahoma].
     Section 3.10. Investment Company Status. Eagle Rock is not now, or after giving effect to the sale of the Purchased Common Units and the application of the proceeds in the manner described in this Agreement, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     Section 3.11. Offering. Assuming the accuracy of the representations and warranties of the Purchasers contained in this Agreement, the sale and issuance of the Purchased Common Units pursuant to this Agreement are exempt from the registration requirements of the Securities Act, and neither Eagle Rock nor any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.
     Section 3.12. Certain Fees. No fees or commissions will be payable by Eagle Rock to brokers, finders or investment bankers with respect to the sale of any of the Purchased Common Units or the consummation of the transactions contemplated by this Agreement. The Purchasers shall not be liable for any such fees or commissions. Eagle Rock agrees that it will indemnify and hold harmless each of the Purchasers from and against any and all claims, demands or liabilities for broker’s, finder’s, placement or other similar fees or commissions incurred by Eagle Rock or alleged to have been incurred by Eagle Rock in connection with the sale of the Purchased Common Units or the consummation of the transactions contemplated by this Agreement.
     Section 3.13. No Side Agreements. There are no other agreements by, among or between Eagle Rock or its Affiliates, on the one hand, and any of the Purchasers or their Affiliates, on the other hand, with respect to the transactions contemplated hereby (except for the confidentiality agreements entered into by and between each of the Purchasers and Eagle Rock)

nor promises or inducements for future transactions between or among any of such parties or rights granted to one or more of the Purchasers not granted to the other Purchasers.
     Section 3.14. Internal Accounting Controls. Except as disclosed in the Eagle Rock SEC Documents, Eagle Rock and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     Section 3.15. Preemptive Rights or Registration Rights. Except (i) as set forth in the Limited Partnership Agreement, (ii) as set forth in the other organizational documents of Eagle Rock and its Subsidiaries, (iii) as provided in the Basic Documents or (iv) for existing awards under Eagle Rock’s Long-Term Incentive Plan, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any capital stock or limited partnership or other equity interests of Eagle Rock or any of its Subsidiaries, in each case, pursuant to any other agreement or instrument to which any of such Persons is a party or by which any one of them may be bound. Neither the execution of this Agreement, nor the issuance of the Purchased Common Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of Eagle Rock, other than pursuant to the Registration Rights Agreement.
     Section 3.16. Insurance. Eagle Rock and its Subsidiaries are insured against such losses and risks and in such amounts as Eagle Rock believes in its sole discretion to be prudent for its businesses. Eagle Rock does not have any reason to believe that it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.
     Section 3.17. Acknowledgment Regarding Purchase of Purchased Common Units. Eagle Rock acknowledges and agrees that (i) each of the Purchasers is participating in the transactions contemplated by this Agreement and the other Basic Documents at Eagle Rock’s request and Eagle Rock has concluded that such participation is in Eagle Rock’s best interest and is consistent with Eagle Rock’s objectives and (ii) each of the Purchasers is acting solely in the capacity of an arm’s length purchaser. Eagle Rock further acknowledges that no Purchaser is acting or has acted as an advisor, agent or fiduciary of Eagle Rock (or in any similar capacity) with respect to this Agreement or the other Basic Documents and any advice given by any Purchaser or any of its respective Representatives in connection with this Agreement or the other Basic Documents is merely incidental to the Purchasers’ purchase of Purchased Common Units. Eagle Rock further represents to each Purchaser that Eagle Rock’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by Eagle Rock and its Representatives and the representations and warranties made to Eagle Rock by the Purchasers in this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER
     Each Purchaser, severally and not jointly, represents and warrants to Eagle Rock with respect to itself, on and as of the date of this Agreement and on and as of the Closing Date, as follows:
     Section 4.01. Valid Existence and Authority.
          (a) Such Purchaser (i) is duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its Properties and carry on its business as its business is now being conducted, except where the failure to obtain such licenses, authorizations, consents and approvals would not have and would not reasonably be expected to have a Purchaser Material Adverse Effect.
          (b) Such Purchaser has all necessary power and authority to execute, deliver and perform its obligations under the Basic Documents to which it is a party and to consummate the transactions contemplated thereby; the execution, delivery and performance by such Purchaser of each of the Basic Documents to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary action on its part; and the Basic Documents to which it is a party constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar Laws affecting creditors’ rights generally or by general principles of equity.
     Section 4.02. No Breach. The execution, delivery and performance by such Purchaser of the Basic Documents to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Basic Documents to which it is a party, and compliance by such Purchaser with the terms and provisions hereof and thereof and the purchase of the Purchased Common Units by such Purchaser do not and will not (a) violate any provision of any Law, governmental permit, determination or award having applicability to such Purchaser or any of its Properties, (b) conflict with or result in a violation of any provision of the organizational documents of such Purchaser or (c) require any consent (other than standard internal consents), approval or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any note, bond, mortgage, license, or loan or credit agreement to which such Purchaser is a party or by which such Purchaser or any of its Properties may be bound or (ii) any other such agreement, instrument or obligation, except in the case of clauses (a) and (c) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 4.02 would not, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect.
     Section 4.03. Investment. The Purchased Common Units are being acquired for such Purchaser’s own account, or the accounts of clients for whom such Purchaser exercises discretionary investment authority (all of whom such Purchaser represents and warrants are

“accredited investors” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act), not as a nominee or agent, and with no present intention of distributing the Purchased Common Units or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities Laws of the United States of America or any state, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Purchased Common Units under a registration statement under the Securities Act and applicable state securities Laws or under an exemption from such registration available thereunder (including, if available, Rule 144 promulgated thereunder). If such Purchaser should in the future decide to dispose of any of the Purchased Common Units, such Purchaser understands and agrees (a) that it may do so only (i) in compliance with the Securities Act and applicable state securities Law, as then in effect, or pursuant to an exemption therefrom or (ii) in the manner contemplated by any registration statement pursuant to which such securities are being offered, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities. Notwithstanding the foregoing, each Purchaser may at any time enter into one or more total return swaps with respect to such Purchaser’s Purchased Common Units with a third party, provided that such transactions are exempt from registration under the Securities Act.
     Section 4.04. Nature of Purchaser. Such Purchaser (a) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act and (b) has, by reason of its business and financial experience, such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Common Units, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.
     Section 4.05. Receipt of Information; Authorization. Such Purchaser acknowledges that it has (a) had access to the Eagle Rock SEC Documents, (b) had access to information regarding the Laser Acquisition and its potential effect on Eagle Rock’s operations and financial results and (c) been provided a reasonable opportunity to ask questions of and receive answers from Representatives of Eagle Rock regarding such matters.
     Section 4.06. Restricted Securities. Such Purchaser understands that the Purchased Common Units it is purchasing are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from Eagle Rock in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.
     Section 4.07. Certain Fees. No fees or commissions will be payable by such Purchaser to brokers, finders or investment bankers with respect to the sale of any of the Purchased Common Units or the consummation of the transactions contemplated by this Agreement. Eagle Rock will not be liable for any such fees or commissions. Such Purchaser agrees, severally and not jointly with the other Purchasers, that it will indemnify and hold harmless Eagle Rock from and against any and all claims, demands or liabilities for broker’s, finder’s, placement or other similar fees or commissions incurred by such Purchaser or alleged to have been incurred by such Purchaser in connection with the purchase of Purchased Common Units or the consummation of the transactions contemplated by this Agreement.
     Section 4.08. Legend. It is understood that the certificates evidencing the Purchased Common Units initially will bear the following legend: “These securities have not been registered under the Securities Act of 1933, as amended. These securities may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or pursuant to an exemption from registration thereunder and, in the case of a transaction exempt from registration, unless sold pursuant to Rule 144 under such Act or the issuer has received documentation reasonably satisfactory to it that such transaction does not require registration under such Act.”
     Section 4.09. No Side Agreements. There are no other agreements by, among or between Eagle Rock or its Affiliates, on the one hand, and such Purchaser or its Affiliates, on the other hand, with respect to the transactions contemplated hereby (except for the confidentiality agreements entered into by and between each of the Purchasers and Eagle Rock) nor promises or inducements for future transactions between or among any of such parties or rights granted to one or more of the Purchasers not granted to the other Purchasers. Notwithstanding the foregoing, with respect to Lehman Brothers Inc., the representation made in this Section 4.09 is made only by Lehman Brothers MLP Partners, L.P., as currently configured, and does not apply to Lehman Brothers Inc. or any of its Affiliates, other than Lehman Brothers MLP Partners, L.P., as currently configured.
     Section 4.10. No Investment Advice. The Purchaser acknowledges that neither Eagle Rock nor any of its Affiliates has rendered or will render any investment advice to the Purchaser, and that the Purchaser is neither subscribing for nor acquiring any interest in Eagle Rock in reliance upon, or with the expectation of, any such advice.
     Section 4.11. Certain Illegal Activities. Purchaser represents that neither it nor, to its knowledge, any Person or entity controlling, controlled by or under common control with Purchaser nor any Person or entity having a beneficial interest in Purchaser nor any Person or entity on whose behalf Purchaser is acting (a) is a Person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), (b) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC), (c) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank, (d) is a senior non-U.S. political figure or an immediate family member or close associate of such figure, or (e) is otherwise prohibited from investing in Eagle Rock pursuant to applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules or orders (categories (a) through (e) collectively, a “Prohibited Investor”). Each Purchaser agrees to provide Eagle Rock, promptly upon request, all information that Eagle Rock reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. Purchaser consents to the disclosure to U.S. regulators and law enforcement authorities by Eagle Rock and its Affiliates and agents of such information about Purchaser as Eagle Rock reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. If Purchaser is a financial institution that is subject to the PATRIOT Act, Public Law No. 107-56 (Oct. 26, 2001) (the “Patriot Act”). Purchaser represents that Purchaser has met all of its respective obligations under the Patriot Act. Purchaser acknowledges that if, following the investment in the Partnership by Purchaser, Eagle Rock reasonably believes that Purchaser is a Prohibited Investor or is otherwise engaged in suspicious activity or refuses to provide promptly information that Eagle Rock requests, Eagle Rock has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Purchaser to transfer the Purchased Common Units. Purchaser further acknowledges that Purchaser will not have any claim against Eagle Rock or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.
ARTICLE V
COVENANTS
     Section 5.01. Subsequent Offerings. Without the written consent of the holders of a majority of the Purchased Common Units, taken as a whole, from the date of this Agreement until the Lock-Up Date, Eagle Rock shall not, and shall cause its directors, officers and Affiliates not to, grant, issue or sell any Common Units or other equity or voting securities of Eagle Rock, any securities convertible into or exchangeable therefor or take any other action that may result in the issuance of any of the foregoing, other than (i) the issuance of the Purchased Common Units, and (ii) the issuance of Awards (as defined in Eagle Rock’s Long-Term Incentive Plan) or the issuance of Common Units upon the exercise of options to purchase common Units granted pursuant to Eagle Rock’s existing Long-Term Incentive Plan. Notwithstanding the foregoing, Eagle Rock shall not, and shall cause its directors, officers and Affiliates not to, sell, offer for sale or solicit offers to buy any security (as defined in the Securities Act) that would be integrated with the sale of the Purchased Common Units in a manner that would require the registration under the Securities Act of the sale of the Purchased Common Units to the Purchasers.
     Section 5.02. Purchaser Lock-Up. Without the prior written consent of Eagle Rock, each Purchaser agrees that from and after the Closing it will not sell any of its Purchased Common Units prior to the Lock-Up Date; provided, however, that each Purchaser may: (i) enter into one or more total return swaps or similar transactions at any time with respect to the Purchased Common Units purchased by such Purchaser; or (ii) transfer its Purchased Common Units to an Affiliate of such Purchaser or to any other Purchaser or an Affiliate of such other Purchaser provided that such Affiliate agrees to the restrictions in this Section 5.02.
     Section 5.03. Action. Each of the Parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, Eagle Rock and each Purchaser will, and Eagle Rock shall cause each of its Subsidiaries to, use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the Purchasers or Eagle Rock, as the case may be, advisable for the consummation of the transactions contemplated by this Agreement and the other Basic Documents.
     Section 5.04. Non-Disclosure; Interim Public Filings. Eagle Rock shall, on or before 8:30 a.m., New York time, on the first Business Day following execution of this Agreement, issue a press release acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. Before 8:30 a.m., New York Time, on the first Business Day following the Closing Date, Eagle Rock shall file a Current Report on Form 8-K with the Commission (the “8-K Filing”) describing the terms of the transactions contemplated by this Agreement and the other Basic Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the other Basic Documents, in the form required by the Exchange Act. Thereafter, Eagle Rock shall timely file any filings and notices required by the Commission or applicable Law with respect to the transactions contemplated hereby and provide or otherwise make available (which may include providing copies on Eagle Rock’s or the Commission’s website) copies thereof to the Purchasers promptly after filing. Except with respect to the 8-K Filing and the press release referenced above (a copy of which will be provided to the Purchasers for their review as early as practicable prior to its filing), Eagle Rock shall, at least two Business Days prior to the filing or dissemination of any disclosure required by this Section 5.04, provide a copy thereof to the Purchasers for their review. Eagle Rock and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or the Nasdaq Global Market (or other exchange on which securities of Eagle Rock are listed or traded) with respect to the transactions contemplated hereby, and no Party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other Parties, except if such disclosure is required by Law, in which case the disclosing Party shall promptly provide the other Parties with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, Eagle Rock shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any press release, without the prior written consent of such Purchaser except to the extent the names of the Purchasers are included in this Agreement as filed as an exhibit to the 8-K Filing and the press release referred to in the first sentence above. Eagle Rock shall not, and shall cause each of its respective Representatives not to, provide any Purchaser with any material non-public information regarding Eagle Rock from and after the issuance of the above-referenced press release without the express written consent of such Purchaser.
     Section 5.05. Use of Proceeds. Eagle Rock shall use the collective proceeds from the sale of the Purchased Common Units to finance the Laser Acquisition and for general partnership purposes of Eagle Rock.
     Section 5.06. Tax Information. Eagle Rock shall cooperate with the Purchasers and provide the Purchasers with any reasonably requested tax information related to their ownership of the Purchased Common Units.
     Section 5.07. First Quarter Distribution. If the Closing is after the record date of the distribution to Unitholders with respect to the quarter ended March 31, 2007 (the “First Quarter Distribution”), then Eagle Rock and its Board of Directors shall, on the later of its normal payment date (on or about May 15, 2007) and the Closing, take all action necessary to provide that each Purchaser receives a cash payment equal to the same as would otherwise be payable in respect of each Purchased Common Unit if the holders thereof were record holders on the record date for the First Quarter Distribution.
ARTICLE VI
CLOSING CONDITIONS
     Section 6.01. Conditions to the Closing.
          (a) Mutual Conditions. The respective obligation of each Party to consummate the purchase and issuance and sale of the Purchased Common Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):
     (i) no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal;
     (ii) there shall not be pending any Action by any Governmental Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement; and
     (iii) Eagle Rock shall have consummated the Laser Acquisition substantially on the terms set forth in the Laser Acquisition Agreement executed on the date hereof (without giving effect to the waiver of any material conditions by Eagle Rock thereunder).
          (b) Each Purchaser’s Conditions. The respective obligation of each Purchaser to consummate the purchase of its Purchased Common Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, which conditions may be waived by a particular Purchaser on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law:
     (i) Eagle Rock shall have performed and complied with the covenants and agreements contained in this Agreement in all material respects that are required to be performed and complied with by Eagle Rock on or prior to the Closing Date;
     (ii) the representations and warranties of Eagle Rock contained in this Agreement that are qualified by materiality or Eagle Rock Material Adverse Effect shall be true and correct when made and as of the Closing Date and all other representations and warranties of Eagle Rock contained in this Agreement shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations or warranties made as of a specific date shall be required to be true and correct as of such date only);

     (iii) since the date of this Agreement, no Eagle Rock Material Adverse Effect shall have occurred and be continuing;
     (iv) since the date of this Agreement, no Laser Material Adverse Effect shall have occurred and be continuing;
     (v) Eagle Rock has submitted to the Nasdaq Global Market a Notification Form: Listing of Additional Common Units with respect to the Purchased Common Units, and no notice of delisting from the Nasdaq Global Market shall have been received by Eagle Rock with respect to the Common Units;
     (vi) Eagle Rock shall have delivered, or caused to be delivered, to the Purchasers at the Closing, Eagle Rock’s closing deliveries described in Section 6.02 of this Agreement; and
     (vii) Eagle Rock shall have closed its acquisition of Montierra Minerals and Production pursuant to that certain Purchase and Sale Agreement dated as of March 30, 2007, between Montierra, as seller, and Eagle Rock, as buyer.
          (c) Eagle Rock’s Conditions. The obligation of Eagle Rock to consummate the sale of the Purchased Common Units to each Purchaser (individually and not the Purchasers jointly) shall be subject to the satisfaction on or prior to the Closing Date of the following conditions with respect to each Purchaser (individually and not the Purchasers jointly), which conditions may be waived by Eagle Rock in writing with respect to any Purchaser, in whole or in part, to the extent permitted by applicable Law:
     (i) each Purchaser shall have performed and complied with the covenants and agreements contained in this Agreement in all material respects that are required to be performed and complied with by that Purchaser on or prior to the Closing Date;
     (ii) the representations and warranties of each Purchaser contained in this Agreement that are qualified by materiality or Purchaser Material Adverse Effect shall be true and correct when made and as of the Closing Date and all other representations and warranties of such Purchaser contained in this Agreement shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations or warranties made as of a specific date shall be required to be true and correct as of such date only);
     (iii) since the date of this Agreement, no Purchaser Material Adverse Effect shall have occurred and be continuing; and
     (iv) each Purchaser shall have delivered, or caused to be delivered, to Eagle Rock at the Closing, such Purchaser’s closing deliveries described in Section 6.03 of this Agreement.
     Section 6.02. Eagle Rock Deliveries. At the Closing, subject to the terms and conditions of this Agreement, Eagle Rock will deliver, or cause to be delivered, to each Purchaser:

          (a) the Purchased Common Units by delivering certificates (bearing the legend set forth in Section 4.08) evidencing such Purchased Common Units at the Closing, all free and clear of any Liens, encumbrances or interests of any other party;
          (b) the Officer’s Certificate substantially in the form attached to this Agreement as Exhibit C;
          (c) opinions addressed to the Purchasers from outside legal counsel to Eagle Rock and from the General Counsel of Eagle Rock, each dated the Closing Date, substantially similar in substance to the form of opinions attached to this Agreement as Exhibit A;
          (d) the Registration Rights Agreement in substantially the form attached to this Agreement as Exhibit B, which shall have been duly executed by Eagle Rock;
          (e) a certificate of the Secretary of Eagle Rock dated as of the Closing Date, as to certain matters;
          (f) a certificate dated as of a recent date of the Secretary of State of the State of Delaware with respect to the due organization and good standing in the State of Delaware of Eagle Rock; and
          (g) a receipt, dated the Closing Date, executed by Eagle Rock and delivered to each Purchaser certifying that Eagle Rock has received the Purchase Price with respect to the Purchased Common Units issued and sold to any Purchaser that has purchased Common Units pursuant to this Agreement.
     Section 6.03. Purchaser Deliveries. At the Closing, subject to the terms and conditions of this Agreement, each Purchaser will deliver, or cause to be delivered, to Eagle Rock:
          (a) payment to Eagle Rock of such Purchaser’s Commitment Amount by wire transfer(s) of immediately available funds to an account designated by Eagle Rock in writing at least two (2) Business Days (or such shorter period as shall be agreeable to all Parties to this Agreement) prior to the Closing;
          (b) the Registration Rights Agreement in substantially the form attached to this Agreement as Exhibit B, which shall have been duly executed by such Purchaser; and
          (c) an Officer’s Certificate substantially in the form attached to this Agreement as Exhibit D.
ARTICLE VII
INDEMNIFICATION, COSTS AND EXPENSES
     Section 7.01. Indemnification by Eagle Rock. Eagle Rock agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly upon demand, pay and reimburse each of them for all costs, losses, liabilities, damages or expenses of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of or in any way related to or arising out of (i) the use by Eagle Rock of the proceeds of the sale of the Purchased Common Units to finance the Laser Acquisition or (ii) the breach of any of the representations, warranties or covenants of Eagle Rock contained herein; provided that such claim for indemnification relating to a breach of a representation or warranty is made prior to the expiration of such representation or warranty.
     Section 7.02. Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify Eagle Rock and its Representatives (collectively, “Eagle Rock Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly upon demand, pay and reimburse each of them for all costs, losses, liabilities, damages or expenses of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein.
     Section 7.03. Indemnification Procedure. Promptly after any Eagle Rock Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action or proceeding by a third party, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, involves no admission of wrongdoing or malfeasance by, and includes a complete release from liability of, the Indemnified Party, nor shall the Indemnified Party settle any claim for which indemnification may be claimed hereunder without at least three business days notice to the Indemnifying Party of the terms and conditions of such settlement.
     Section 7.04. Indemnification Cap. The maximum liability of Eagle Rock to any Purchaser for claims under Section 7.01 shall be no greater than the Commitment Amount set forth opposite such Purchaser’s name on Schedule 2.01 of this Agreement, plus any expenses (including legal expenses) or costs incurred by such Purchaser in connection with such claims. The maximum liability of any Purchaser to Eagle Rock for claims under Section 7.01 shall be no greater than the Commitment Amount set forth opposite such Purchaser’s name on Schedule 2.01 of this Agreement, plus any expenses (including legal expenses) or costs incurred by Eagle Rock in connection with such claims.
ARTICLE VIII
MISCELLANEOUS
     Section 8.01. Interpretation. Article, Section, Schedule and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to”. Whenever Eagle Rock or any Purchaser has an obligation under the Basic Documents, the expense of complying with such obligation shall be an expense of Eagle Rock or such Purchaser, as the case may be, unless otherwise specified. Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified. If any provision in the Basic Documents is held to be illegal, invalid, not binding or unenforceable, such provision shall be fully severable and the Basic Documents shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of the Basic Documents, and the remaining provisions shall remain in full force and effect. The Basic Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.
     Section 8.02. Survival of Provisions. The representations and warranties set forth in this Agreement shall survive the Closing for a period of twelve (12) months, with the exception that the representations and warranties set forth in Sections 3.01, 3.02, 3.04, 3.06, 3.07, 3.12, 3.13, 4.01, 4.03, 4.04, 4.07 and 4.09 shall survive indefinitely regardless of any investigation made by or on behalf of Eagle Rock or any Purchaser. The covenants made in this Agreement or any other Basic Document shall survive the closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Common Units and payment therefor and repayment or repurchase thereof. All indemnification obligations of Eagle Rock and the Purchasers pursuant to Article VII of this Agreement shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the Parties referencing the particular Article or Section, regardless of any purported general termination of this Agreement.
     Section 8.03. No Waiver; Modifications in Writing.
          (a) Delay. No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party at law or in equity or otherwise.
          (b) Specific Waiver. Except as otherwise provided in this Agreement or the Registration Rights Agreement, no amendment, waiver, consent, modification or termination of any provision of this Agreement or any other Basic Document shall be effective unless signed by each of the Parties or each of the original signatories thereto affected by such amendment, waiver, consent, modification or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Basic Document, any waiver of any provision of this Agreement or any other Basic Document and any consent to any departure by Eagle Rock from the terms of any provision of this Agreement or any other Basic Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any Party in any case shall entitle any Party to any other or further notice or demand in similar or other circumstances.
     Section 8.04. Binding Effect; Assignment.
          (a) Binding Effect. This Agreement shall be binding upon Eagle Rock, each Purchaser, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement and as provided in Article VII, and their respective successors and permitted assigns.
          (b) Assignment of Purchased Common Units. All or any portion of a Purchaser’s Purchased Common Units purchased pursuant to this Agreement may be sold, assigned or pledged by such Purchaser, subject to compliance with applicable securities Laws, Sections 4.06, 5.02 and 5.04 of this Agreement, and the Registration Rights Agreement.
          (c) Assignment of Rights. Each Purchaser may assign all or any portion of its rights and obligations under this Agreement without the consent of Eagle Rock (i) to any

Affiliate of such Purchaser or (ii) in connection with a total return swap or similar transaction with respect to the Purchased Common Units purchased by such Purchaser, and in each case the assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights or obligations and shall agree to be bound by the provisions of this Agreement and shall be deemed to have made the representations and warranties set forth in Article IV as of the effective date of such assignment. Except as expressly permitted by this Section 8.04(c), such rights and obligations may not otherwise be transferred except with the prior written consent of Eagle Rock (which consent shall not be unreasonably withheld), in which case the assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights or obligations and shall agree to be bound by the provisions of this Agreement and shall be deemed to have made the representations and warranties set forth in Article IV as of the effective date of such assignment.
     Section 8.05. Aggregation of Purchased Common Units. All Purchased Common Units held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under the Basic Documents.
     Section 8.06. Confidentiality and Non-Disclosure. Notwithstanding anything herein to the contrary, each Purchaser that has executed a confidentiality agreement in favor of Eagle Rock shall continue to be bound by such confidentiality agreement in accordance with the terms thereof until Eagle Rock discloses on Form 8-K with the Commission the transactions contemplated hereby.
     Section 8.07. Communications. All notices and demands provided for hereunder shall be in writing and shall be given by regular mail, registered or certified mail, return receipt requested, facsimile, air courier guaranteeing overnight delivery, electronic mail or personal delivery to the following addresses:
          (a) If to GPS Partners LLC:
GPS Partners LLC
100 Wilshire Boulevard, Suite 900
Santa Monica, California 90401
Attention: Jeff Farron
Phone: (310) 496-5365
Facsimile: (310) 496-5399
Email: farron@gpsfund.com

with a copy to (which shall not constitute notice hereunder):
Vinson & Elkins L.L.P.
2500 First City Tower
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Attention: Jeffery K. Malonson, Esq.
Facsimile: (713) 615-5627
Email: jmalonson@velaw.com
          (b) If to Lehman Brothers MLP Opportunity Fund L.P.:
Lehman Brothers MLP Opportunity Fund L.P.
399 Park Avenue, 9th Floor
New York, New York 10022
Attention: Michael Cannon
Phone: (212) 526-0029
Facsimile: (646) 758-4208
Email: mcannon2@lehman.com
          (c) If to RCH Energy MLP Fund, L.P.:
RCH Energy MLP Fund, L.P.
200 Crescent Court, Suite 1060
Dallas, Texas 75201
Attention: Robert Raymond
Phone: (214) 871-8680
Facsimile: (214) 871-8683
Email: rraymond@rchenergy.com
          (d) If to New Mountain Vantage, L.P., New Mountain Vantage (California), L.P., New Mountain Vantage (Texas), L.P. or New Mountain Vantage HoldCo Ltd.:
c/o New Mountain Capital, L.L.C.
787 Seventh Avenue, 49th Floor
New York, New York 10019
Attention: David DiDomenico
Phone: (212) 720-0357
Facsimile: (212) 582-2277
Email : ddidomenico@newmountaincapital.com
with a copy to (which shall not constitute notice hereunder):
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention: Jeffrey Bagner

Phone: (212) 859-8000
Fax: (212) 859-4000
Email: jeffrey.bagner@friedfrank.com
          (e) If to ZLP Fund, L.P.:
ZLP Fund, L.P.
Harborside Financial Center
Plaza 10, Suite 301
Jersey City, New Jersey 07311
Attention: Daniel M. Lynch
Phone: (212) 440-0741
Facsimile: (201) 716-1425
Email: lynch@zimmerlucas.com
with a copy to (which shall not constitute notice hereunder):
Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, New York 10036-4039
Attention: Jeffrey J. Delaney, Esq.
Phone: (212) 858-1000
Facsimile: (212) 858-1500
Email: Jeffrey.delaney@pillsburylaw.com
          (f) If to Structured Finance Americas LLC:
Structured Finance Americas, LLC
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Attention: Sunil Hariani
Phone: (212) 250-6340
Facsimile: (212) 797-9358
Email: equitynotice@list.db.com
with a copy to:
Structured Finance Americas, LLC
c/o Deutsche Bank Securities Inc.
60 Wall Street, 13th Floor
New York, New York 10005
Attention: Elia Kourtesiadou
Facsimile: (732) 578-3927
          (g) If to Eagle Rock Energy Partners, L.P.:
Eagle Rock Energy Partners, L.P.
16701 Greenspoint Park Drive, Suite 200

Houston, Texas 77060
Attention: Rick FitzGerald
Facsimile: (281) 408-1399
Email: r.fitzgerald@eaglerockenergy.com
with a copy to (which shall not constitute notice hereunder):
Thompson & Knight L.L.P.
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Barry Davis
Facsimile: (832) 397-8104
Email: barry.davis@tklaw.com
or to such other address as Eagle Rock or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery or via electronic mail.
     Section 8.08. Removal of Legend. Eagle Rock shall remove the legend described in Section 4.08 from the certificates evidencing the Purchased Common Units at the request of a Purchaser submitting to Eagle Rock such certificates, together with such other documentation as may be reasonably requested by Eagle Rock or required by its transfer agent, unless Eagle Rock, with the advice of counsel, reasonably determines that such removal is inappropriate; provided that no opinion of counsel shall be required in the event a Purchaser is effecting a sale of such Purchased Common Units pursuant to Rule 144 under the Securities Act or an effective registration statement. Eagle Rock shall cooperate with such Purchaser to effect removal of such legend. The legend described in Section 4.08 shall be removed and Eagle Rock shall issue a certificate without such legend to the holder of Purchased Common Units upon which it is stamped, if, unless otherwise required by state securities Laws, (i) such Purchased Common Units are sold pursuant to an effective Registration Statement, (ii) in connection with a sale, assignment or other transfer, such holder provides Eagle Rock with an opinion of a law firm reasonably acceptable to Eagle Rock (with any law firm set forth under Section 8.07 being deemed acceptable), in a generally acceptable form, to the effect that such sale, assignment or transfer of such Purchased Common Units may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides Eagle Rock with reasonable assurance that such Purchased Common Units can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A under the Securities Act. If Eagle Rock shall fail for any reason or for no reason to issue to the holder of such Purchased Common Units within three trading days after prior written notice to Eagle Rock of the occurrence of any of clause (i), clause (ii) or clause (iii) above a certificate without such legend to the holder or if Eagle Rock fails to deliver unlegended Purchased Common Units within three trading days of prior written notice to Eagle Rock of the Purchaser’s election to receive such unlegended Purchased Common Units pursuant to clause (y) below, and if on or after such trading day the holder purchases (in an open market transaction or otherwise) Common Units to deliver in satisfaction of a sale by the holder of such Purchased Common Units that the holder anticipated receiving without legend from Eagle Rock (a “Buy-In”), then Eagle Rock shall, within three Business Days after receipt by Eagle Rock of the holder’s written request and in the holder’s discretion, either (x) pay cash to the holder in an amount equal to the holder’s total purchase price (including brokerage commissions, if any) for the Common Units so purchased (the “Buy-In Price”), at which point Eagle Rock’s obligation to deliver such unlegended Purchased Common Units shall terminate, or (y) promptly honor its obligation to deliver to the holder such unlegended Purchased Common Units as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Units times (B) the closing bid price on the first Business Day after Eagle Rock’s receipt of such Purchaser’s written notice of exercise.
     Section 8.09. Entire Agreement. This Agreement and the other Basic Documents are intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto and thereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by Eagle Rock or a Purchaser set forth herein or therein. This Agreement and the other Basic Documents supersede all prior agreements and understandings between the Parties with respect to such subject matter.
     Section 8.10. Governing Law. This Agreement will be construed in accordance with and governed by the Laws of the State of New York without regard to principles of conflicts of Laws.
     Section 8.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
     Section 8.12. Termination.
          (a) Notwithstanding anything herein to the contrary, this Agreement may be terminated on or at any time prior to the Closing:
     (i) by the mutual written consent of Eagle Rock and the Purchasers entitled to purchase a majority of the Purchased Common Units based on their Commitment Amounts; or
     (ii) by the written consent of the Purchasers entitled to purchase a majority of the Purchased Common Units based on their Commitment Amounts, (i) if any representation or warranty of the Eagle Rock set forth in this Agreement shall be untrue in any material respect when made, or (ii) upon a breach in any material respect of any covenant or agreement on the part of Eagle Rock set forth in this Agreement (either (i) or (ii) above being an “Eagle Rock Terminating Breach”); provided, that each Eagle Rock Terminating Breach would cause the conditions to the Purchasers’ obligations not to be satisfied and such Eagle Rock Terminating Breach is not cured within 20 days after receipt of written notice of such Eagle Rock Terminating Breach from the Purchasers entitled to purchase a majority of the Purchased Common Units based on their Commitment Amounts; or
     (iii) by Eagle Rock, (i) if any representation or warranty of a Purchaser set forth in this Agreement shall be untrue in any material respect when made, or (ii) upon a breach in any material respect of any covenant or agreement on the part of a Purchaser set forth in this Agreement (either (i) or (ii) above being a “Purchaser Terminating Breach”); provided, that each Purchaser Terminating Breach would cause the conditions to Eagle Rock’s obligations not to be satisfied and such Purchaser Terminating Breach is not cured within 20 days after receipt of written notice of such Purchaser Terminating Breach from Eagle Rock; provided, further, that in either such event this Agreement shall only terminate as to such Purchaser.
          (b) Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate on or at any time prior to the Closing:
     (i) if the Closing shall not have occurred on or before May 31, 2007;
     (ii) if the Laser Acquisition Agreement shall have been terminated pursuant to its terms; or
     (iii) if a Law shall have been enacted or promulgated, or if any Action shall have been taken by any Governmental Authority of competent jurisdiction, in each case which permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal.
          (c) In the event of the termination of this Agreement as provided in Section 8.12(a) or Section 8.12(b), this Agreement shall forthwith become null and void. In the event of such termination, there shall be no liability on the part of any Party hereto, except as set forth in Article VII of this Agreement and Sections 8.12(d) and 8.13 of this Agreement and except with respect to the requirement to comply with any confidentiality agreement in favor of Eagle Rock; provided that nothing herein shall relieve any Party from any liability or obligation with respect to any willful breach of this Agreement.
          (d) This Section 8.12(d) shall not be effective until the earlier of (i) the execution by Eagle Rock or its Affiliate of a purchase and sale agreement or letter of intent for the contemplated acquisition of Montierra Minerals and Production; or (ii) the announcement by Eagle Rock in press releases or reports filed with the Commission that Eagle Rock has entered into an agreement or letter of intent for the acquisition of Montierra Minerals and Production.
     (i) Subject to the limitations set forth in Section 8.12(d)(ii), if this Agreement is terminated pursuant to Section 8.12(b)(i), and if a Purchaser is not in breach or default in any material respect under any of the terms of this Agreement, then Eagle Rock shall pay to such Purchaser a fee equal to $0.75 per Common Unit based on each such Purchaser’s Commitment Amount.

     (ii) If this Agreement is terminated as provided in Section 8.12(b)(i) because of delays associated with the Federal Trade Commission’s review of the Laser Acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (provided that any such delay is outside the control of Eagle Rock) and all other conditions in Section 6.01(b) have been satisfied, and if a Purchaser is not in breach or default in any material respect under any of the terms of this Agreement, then Eagle Rock shall pay to such Purchaser a fee equal to $0.375 per Common Unit based on each such Purchaser’s Commitment Amount in lieu of the fee described in Section 8.12(d)(i).
     Section 8.13. Expenses. Eagle Rock hereby covenants and agrees to pay to Vinson & Elkins L.L.P. its reasonable and documented costs and expenses (including legal fees) incurred in connection with the negotiation, execution, delivery and performance of the Basic Documents and the transactions contemplated hereby and thereby in its course of representation of one or more of the Purchasers, provided that such costs and expenses do not exceed $75,000 and that any request for payment of fees and expenses be accompanied by a detailed invoice for such amount. If any action at law or equity is necessary to enforce or interpret the terms of the Basic Documents, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.
     Section 8.14. Recapitalization, Exchanges, Etc. Affecting the Purchased Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of Eagle Rock or any successor or assign of Eagle Rock (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Purchased Common Units, and shall be appropriately adjusted for combinations, unit splits, recapitalizations and the like occurring after the date of this Agreement.
     Section 8.15. Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted assignees) and Eagle Rock shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited partnership, no recourse under this Agreement or the other Basic Documents or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or Eagle Rock or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or Eagle Rock or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers and Eagle Rock under this Agreement or the other Basic Documents or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.

[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	EAGLE ROCK ENERGY GP, L.P., its general partner

	By:	EAGLE ROCK ENERGY G&P, LLC, its general partner

By:

Alfredo Garcia, Senior Vice President, Corporate Development
[Signature page to Common Unnit Purchase Agreement]

GPS PARTNERS LLC
By:
	Name:	Brett S. Messing
	Title:	Managing Partner

[Signature page to Common Unnit Purchase Agreement]

LEHMAN BROTHERS MLP OPPORTUNITY FUND L.P.

By:	LEHMAN BROTHERS MLP OPPORTUNITY ASSOCIATES L.P., its general partner

	By:	LEHMAN BROTHERS MLP OPPORTUNITY ASSOCIATES L.L.C., its general partner

By:

Name:
Title:
[Signature page to Common Unnit Purchase Agreement]

RCH ENERGY MLP FUND, L.P.
By:
Name:
Title:

[Signature page to Common Unnit Purchase Agreement]

NEW MOUNTAIN VANTAGE, L.P.
By:
Name:
Title:

[Signature page to Common Unnit Purchase Agreement]

NEW MOUNTAIN VANTAGE (CALIFORNIA), L.P.
By:
Name:
Title:

NEW MOUNTAIN VANTAGE (TEXAS), L.P.
By:
Name:
Title:

NEW MOUNTAIN VANTAGE HOLDCO LTD.
By:
Name:
Title:

ZLP FUND, L.P.
By:
Name:
Title:

[Signature page to Common Unnit Purchase Agreement]

STRUCTURED FINANCE AMERICAS LLC
By:
Name:
Title:

[Signature page to Common Unnit Purchase Agreement]

Schedule 2.01
PURCHASERS AND COMMITMENT AMOUNTS

	Number of	Gross Proceeds
Purchaser	Common Units	to Issuer
Royal Bank of Canada	1,207,710	$21,980,322.00
Lehman Brothers MLP Opportunity Fund L.P.	1,098,901	$19,999,998.20
RCH Energy MLP Fund, L.P.	1,098,901	$19,999,998.20
Credit Suisse Management LLC	900,000	$16,380,000.00
GPS New Equity Fund LP	708,790	$12,899,978.00
Lehman Brothers Inc.	692,401	$12,601,698.20
Structured Finance Americas LLC	384,617	$7,000,029.40
New Mountain Vantage, L.P.	207,500	$3,776,500.00
New Mountain Vantage (California), L.P.	207,100	$3,769,220.00
New Mountain Vantage (Texas), L.P.	191,900	$3,492,580.00
ZLP Fund, L.P.	164,835	$2,999,997.00
GPS MLP Fund LP	98,885	$1,799,707.00
GPS High Yield Equities Fund LP	34,725	$631,995.00
Agile Performance Fund LLC	9,230	$167,986.00

Total	7,005,495	$127,500,009.00

Schedule 2.01

Exhibit A
     Capitalized terms used but not defined herein have the meaning assigned to such terms in the Common Unit Purchase Agreement dated as of March 30, 2007 (the “Purchase Agreement”). Eagle Rock shall furnish to the Purchasers at the Closing an opinion of Thompson & Knight L.L.P., counsel for Eagle Rock, addressed to the Purchasers and dated the Closing Date in form satisfactory to Vinson & Elkins L.L.P., counsel for the Purchasers, stating that:
Based upon the foregoing, and subject to the qualifications and limitations herein set forth, we are of the opinion that:
     (i) Eagle Rock: (a) is a limited partnership that is duly authorized, validly existing and in good standing under the laws of the State of Delaware; and (b) has all requisite limited partnership power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its Properties and carry on its business as its business is now being conducted as described in the Eagle Rock SEC Documents, except where the failure to obtain such licenses, authorizations, consents and approvals would not reasonably be expected to have an Eagle Rock Material Adverse Effect.
     (ii) Eagle Rock (a) has the limited partnership power to execute, deliver and perform each Basic Document,1 (b) has taken all limited partnership action necessary to authorize the execution, delivery and performance of each Basic Document and (c) has duly executed and delivered each Basic Document.
     (iii) Based solely on certificates of public officials, Eagle Rock was in good standing and authorized to do business in each state specified with respect to Eagle Rock in a schedule to such opinion as of the date of the certificate specified in such schedule.
     (iv) Each Basic Document to which Eagle Rock is a party has been duly authorized and validly executed and delivered on behalf of Eagle Rock, and is Eagle Rock’s valid and binding obligation, enforceable against it in accordance with the terms thereof.
     (v) None of the offering, issuance and sale by Eagle Rock of the Purchased Common Units or the execution, delivery and performance of the Basic Documents by Eagle Rock (a) constitutes or will constitute a violate its certificate of formation or the First Amended and Restated Limited Partnership Agreement dated as of October 27, 2006 (the “Limited Partnership Agreement”); (b) will result in a breach or violation (and, to such counsel’s knowledge, no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or imposition of any lien, charge or encumbrance upon any Property of Eagle Rock pursuant to (i) any agreement filed as an exhibit to the Eagle Rock SEC Documents (the “Applicable Contracts”); or (ii) to the knowledge of such counsel, any order, judgment, decree or injunction of any federal or

[1]	“Basic Document” will be specified defined in the opinion based on the agreements being delivered, current the Purchase Agreement, the Partner Interests Purchase and Contribution Agreement and the registration Rights Agreement.

Exhibit A-1

Delaware court or government agency or body directed to Eagle Rock or its Properties in a proceeding to which Eagle Rock or such Property is a party; or (c) result in a violation by Eagle Rock of any Applicable Laws.2
     (vi) None of the offering, issuance and sale by Eagle Rock of the Purchased Common Units or the execution, delivery and performance of the Basic Documents by Eagle Rock (a) constitutes or will constitute a violation of any organizational documents of any of Eagle Rock’s Subsidiaries or (b) will result in a breach or violation (and, to such counsel’s knowledge, no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or imposition of any lien, charge or encumbrance upon any Property of the Eagle Rock’s Subsidiaries pursuant to (1) any Applicable Contract or (2) to the knowledge of such counsel, any order, judgment, decree or injunction of any federal or Delaware court or government agency or body directed to any of Eagle Rock’s Subsidiaries or any of their respective Properties in a proceeding to which any of them or such Property is a party, which breaches, violations or liens would reasonably be expected to have an Eagle Rock Material Adverse Effect; provided, however, that no opinion is expressed pursuant hereto with respect to federal or state securities Laws or other anti-fraud Laws.
     (vii) No authorization, consent, approval, waiver, license, qualification or other action by, and no notice to or, filing, declaration, qualification or registration with, any United States federal or New York governmental authority or regulatory body, or any third party that is a party to any Applicable Contract, is required under Applicable Laws or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for the due execution, delivery or performance by Eagle Rock of any Basic Document, except for the

[2]	“Applicable Laws” means those laws, rules and regulations of the State of Texas, State of New York, and the federal laws, rules and regulations of the United States of America, that in our experience are normally applicable to the Company, the Basic Documents or transactions of the type contemplated by the Basic Documents, and, for purposes of our opinions in paragraphs 1, 2, 5(a), 9 and 10 below, include the Delaware Revised Uniform Limited Partnership Act. However, the term “Applicable Laws” does not include:

(i)	Any state or federal laws, rules or regulations relating to: (a) pollution or protection of the environment; (b) zoning, land use, building or construction; (c) occupational safety and health or other similar matters; (d) labor, employee rights and benefits, including without limitation the Employee Retirement Income Security Act of 1974, as amended; (e) the regulation of utilities; (f) antitrust and trade regulation; (g) tax; (h) securities, including without limitation federal and state securities laws, rules or regulations, and the Investment Company Act of 1940, as amended; (i) corrupt practices, including without limitation the Foreign Corrupt Practices Act of 1977; and (j) copyrights, patents, service marks and trademarks.

(ii)	Any laws, rules or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof.

(iii)	Any laws, rules or regulations that are applicable to the Company, the Basic Documents or such transactions solely because such laws, rules or regulations are part of a regulatory regime applicable to any party to any of the Basic Documents or any of its affiliates because of the specific assets or business of such party or such affiliate.

(iv)	The laws of the State of Delaware, except to the extent based on our review of the Delaware Revised Uniform Limited Partnership Act, without consideration of any judicial or administrative interpretations thereof.

Exhibit A-2

authorizations, approvals, actions, notices and filings listed on a schedule to such opinion.3
     (viii) Eagle Rock is not, and as a result of the transactions contemplated by the Basic Documents will not be, required to register as an investment company under the Investment Company Act of 1940, as amended.
     (ix) To the knowledge4 of such counsel, there are no legal actions pending against Eagle Rock before any court, governmental agency or arbitrator challenging the enforceability or seeking to prevent the performance by Eagle Rock of any Basic Document.
     (x) As of the open of business on the date hereof, and prior to the sale and issuance of the Purchased Common Units as contemplated by the Purchase Agreement, the issued and outstanding partnership interests of Eagle Rock consist of 20,691,495 Common Units, 20,691,495 Subordinated Units, 844,551 General Partner Units, and the Incentive Distribution Rights (each as defined in the Limited Partnership Agreement). All of the outstanding Common Units, Subordinated Units, General Partner Units, and the Incentive Distribution Rights 20,691,495 have been duly authorized and validly issued in accordance with the Delaware LP Act and the Limited Partnership Agreement and are fully paid5 (to the extent required by applicable Law and the Limited Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act).
     (xi) All of the issued and outstanding equity interests of each of Eagle Rock’s Subsidiaries listed on Schedule II.E are owned, directly or indirectly, by Eagle Rock free and clear of any Liens (a) in respect of which a financing statement under the Uniform Commercial Code naming Eagle Rock or any of its Subsidiaries as debtors is on file in the office of the Secretary of State of the State of Delaware, (b) otherwise known to such counsel without independent investigation, other than those created under applicable Law and (c) except for such Liens as may be imposed under Eagle Rock’s or its Subsidiaries’ credit facilities, and all such ownership interests have been duly authorized and validly issued and are fully paid (to the extent required by applicable Law and the organizational

[3]	The schedule will specify:

Approvals required by the Commission in connection with the Company’s obligations under the Registration Rights Agreement (including the Registration Statement referred to therein). Filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The listing of the Additional Common Units with the NASDAQ Global Market.

[4]	“Knowledge” may be defined as meaning that, in the course of such counsel’s representation of Eagle Rock with respect to the Basic Documents, no information with respect to statements in such opinion has come to the actual, conscious attention of any of its attorneys who have been directly involved in representing Eagle Rock in connection with the Transaction Documents that would lead such attorney to conclude that such statements are untrue, and may state that such counsel has not made any examination of its files or the files of Eagle Rock, any investigation of court or other public records, any inquiry with any other person or a general canvass of its attorneys, to determine the existence or absence of such facts.

[5]	The opinion may state that fully paid status of any person is based solely on a certificate as to payment received from an officer, partner or member of or accountant for the applicable person.

Exhibit A-3

documents of Eagle Rock’s Subsidiaries, as applicable) and non-assessable (except as non-assessability may be affected by matters described in Section 17-607 of the Delaware LP Act or the organizational documents of Eagle Rock’s Subsidiaries, as applicable) and free of preemptive rights, and, to our knowledge, except as disclosed in the Eagle Rock SEC Documents, neither Eagle Rock nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interests in, any other Person or is obligated to make any capital contribution to or other investment in any other Person.
     (xii) No holder of any equity interests in Eagle Rock or any other person has any preemptive right, right of first refusal, or other similar right to subscribe for or purchase securities of Eagle Rock arising (a) by operation of the organizational documents of Eagle Rock or any of its Subsidiaries or the Delaware LP Act or (b) to our knowledge, otherwise.
     (xiii) The Purchased Common Units have been duly authorized by Eagle Rock and, when issued and delivered as provided in the Purchase Agreement, the Purchased Common Units will be validly issued, fully paid and non-assessable, except as such non-assessability may be affected by matters described in Section 17-607 of the Delaware LP Act or the organizational documents of such Subsidiaries, as applicable) and free of preemptive rights.
     (xiv) Based upon the representations, warranties and agreements of Eagle Rock and the Purchasers in the Purchase Agreement,6 it is not necessary in connection with the offer and sale of the Purchased Common Units to you under the Purchase Agreement to register the Purchased Common Units under the Securities Act of 1933, as amended, other than any registration that may be contemplated by the Registration Rights Agreement, it being understood that no opinion is expressed as to any subsequent resale of any Purchased Common Unit.
     (xv) Eagle Rock is treated as a partnership for federal income tax purposes.

[6]	Or elsewhere, if applicable.

Exhibit A-4

Exhibit B
REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
EAGLE ROCK ENERGY PARTNERS, L.P.
AND
THE PURCHASERS NAMED HEREIN

Exhibit B

REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2007 by and among Eagle Rock Energy Partners, L.P., a Delaware limited partnership (“Eagle Rock”), and GPS Partners LLC (“GPS Partners”), Lehman Brothers MLP Opportunity Fund L.P. (“Lehman Brothers”), RCH Energy MLP Fund, L.P. (“RCH Fund”), New Mountain Vantage, L.P. (“New Mountain”), New Mountain Vantage (California), L.P. (“New Mountain California”), New Mountain Vantage (Texas), L.P. (“New Mountain Texas”), New Mountain Vantage HoldCo Ltd. (“New Mountain HoldCo”), ZLP Fund, L.P. (“ZLP Fund”) and Structured Finance Americas LLC (“Structured Finance”) (each of GPS Partners LLC, Lehman Brothers, RCH Fund, New Mountain, New Mountain California, New Mountain Texas, New Mountain HoldCo, ZLP Fund, Structured Finance, a “Purchaser” and, collectively, the “Purchasers”).
     WHEREAS, this Agreement is made in connection with the Closing of the issuance and sale of the Purchased Common Units pursuant to the Common Unit Purchase Agreement, dated as of March 30, 2007, by and among Eagle Rock and the Purchasers named therein (the “Purchase Agreement”);
     WHEREAS, Eagle Rock has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement; and
     WHEREAS, it is a condition to the obligations of each Purchaser and Eagle Rock under the Purchase Agreement that this Agreement be executed and delivered.
     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:
     “Agreement” has the meaning specified therefor in the introductory paragraph.
     “Eagle Rock” has the meaning specified therefor in the introductory paragraph.
     “Effectiveness Period” has the meaning specified therefor in Section 2.01(a)(i) of this Agreement.
     “Holder” means the record holder of any Registrable Securities.
     “Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.

Exhibit B-1

     “Liquidated Damages” has the meaning specified therefor in Section 2.01(a)(ii) of this Agreement.
     “Liquidated Damages Multiplier” means the product of $18.20 times the number of Common Units purchased by such Purchaser.
     “Losses” has the meaning specified therefor in Section 2.08(a) of this Agreement.
     “Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.
     “March 2006 Units” means the 3,770,706 Registrable Securities (as defined in the March 2006 Registration Rights Agreement) of Eagle Rock covered by that certain Registration Rights Agreement dated March 27, 2006 among Eagle Rock Pipeline, L.P. and each of the other parties set forth on the signature pages thereto (the “March 2006 Registration Rights Agreement”). March 2006 Units does not include any Common Units of Eagle Rock that cease to be Registrable Securities Under the March 2006 Registration Rights Agreement.
     “Opt Out Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.
     “Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.
     “Purchaser” and “Purchasers” have the meanings specified therefor in the introductory paragraph of this Agreement.
     “Purchaser Underwriter Registration Statement” has the meaning specified therefor in Section 2.04(o) of this Agreement.
     “Registrable Securities” means: (i) the Purchased Common Units, and (ii) any Common Units issued as Liquidated Damages pursuant to this Agreement pursuant to this Agreement, all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.
     “Registration Expenses” has the meaning specified therefor in Section 2.07(a) of this Agreement.
     “Registration Statement” has the meaning specified therefor in Section 2.01(a)(i) of this Agreement.
     “Selling Expenses” has the meaning specified therefor in Section 2.07(a) of this Agreement.
     “Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

Exhibit B-2

     “Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
     Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security when: (a) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force) under the Securities Act; (c) such Registrable Security can be disposed of pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act; (d) such Registrable Security is held by Eagle Rock or one of its Subsidiaries; or (e) such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.
ARTICLE II
REGISTRATION RIGHTS
     Section 2.01 Registration.
          (a) Registration.
               (i) Deadline To Go Effective. As soon as practicable following the Closing, but in any event within 90 days of the Closing Date, Eagle Rock shall prepare and file a registration statement under the Securities Act, or amend a previously filed registration statement under the Securities Act to name the Purchasers as selling unitholders, to permit the resale of the Registrable Securities from time to time, including as permitted by Rule 415 under the Securities Act (or any similar provision then in force under the Securities Act) with respect to all of the Registrable Securities (the “Registration Statement”). Eagle Rock shall use its commercially reasonable efforts to cause the Registration Statement to become effective no later than 120 days following the Closing Date. A Registration Statement filed pursuant to this Section 2.01 shall be on such appropriate registration form of the Commission as shall be selected by Eagle Rock. Eagle Rock will use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01 to be continuously effective under the Securities Act until the earlier of (i) the date as of which all such Registrable Securities are sold by the Purchasers or (ii) the date when such Registrable Securities become eligible for resale under Rule 144(k) (or any similar provision then in force) under the Securities Act (the “Effectiveness Period”). The Registration Statement when declared effective (including the documents incorporated therein by reference) shall comply as to form with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
               (ii) Failure To Go Effective. If the Registration Statement required by Section 2.01 of this Agreement is not declared effective within 165 days after the Closing Date, then each Purchaser shall be entitled to a payment with respect to the Purchased Common Units

Exhibit B-3

of each such Purchaser, as liquidated damages and not as a penalty, of 0.25% of the Liquidated Damages Multiplier per 30-day period for the first 30 days following the 165th day after the Closing Date, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”). The Liquidated Damages to be paid to each Purchaser for any period of less than 30-days shall be prorated by multiplying the Liquidated Damages to be paid to each Purchaser in a full 30-day period by a fraction, the numerator of which is the number of days for which Liquidated Damages have accrued, and the denominator of which is 30. Initially there shall be no limitation on the aggregate amount of the Liquidated Damages payable by Eagle Rock under this Agreement to each Purchaser; provided, however, that if there is a change in the Law or accounting principles generally accepted in the United States that would result in the Purchased Common Units being treated as debt securities instead of equity securities for purposes of Eagle Rock’s financial statements because of the Liquidated Damages, then the aggregate amount of the Liquidated Damages payable by Eagle Rock under this Agreement to each Purchaser shall not exceed the maximum amount of the Liquidated Damages Multiplier with respect to such Purchaser allowed for the Purchased Common Units not to be treated as debt securities for purposes of Eagle Rock’s financial statements. The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten Business Days of the end of each such 30-day period. Any Liquidated Damages shall be paid to each Purchaser in cash or immediately available funds within ten (10) Business Days of the end of each 30-day period; provided, however, if Eagle Rock certifies that it is unable to pay Liquidated Damages in cash or immediately available funds because such payment would result in a breach under any of Eagle Rock’s or Eagle Rock’s Subsidiaries’ credit facilities or other indebtedness filed as exhibits to the Eagle Rock SEC Documents, then, within (10) Business Days of the end of each 30-day period, Eagle Rock may pay the Liquidated Damages in kind in the form of the issuance of additional Common Units. Upon any issuance of Common Units as Liquidated Damages, Eagle Rock shall promptly prepare and file an amendment to the Registration Statement prior to its effectiveness adding such Common Units to such Registration Statement as additional Registrable Securities. The determination of the number of Common Units to be issued as Liquidated Damages shall be based on the volume weighted average closing price of Eagle Rock’s Common Units (as reported by the Nasdaq Global Market) for the five (5) trading days immediately preceding the date on which the liquidated damages payment is due, less a discount of 7%. The accrual of Liquidated Damages to a Purchaser shall cease at such time as the Purchased Common Units of such Purchaser become eligible for resale under Rule 144(k) under the Securities Act. As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two Business Days of such date, Eagle Rock shall provide the Purchasers with written notice of the effectiveness of the Registration Statement.
          (b) Delay Rights. Notwithstanding anything to the contrary contained herein, Eagle Rock may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement, but such Selling Holder may settle any such sales of Registrable Securities) if (i) Eagle Rock is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and Eagle Rock determines in good faith that Eagle Rock’s ability to pursue or consummate such a transaction

Exhibit B-4

would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or (ii) Eagle Rock has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of Eagle Rock, would materially adversely affect Eagle Rock; provided, however, in no event shall the Purchasers be suspended for a period that exceeds an aggregate of 30 days in any 90-day period or 90 days in any 365-day period; provided further, however, that during any period where Registrable Securities are registered on a Form S-1, the failure of the Registration Statement to be effective while updated quarterly or annual financial information is being included in the Registration Statement or while the Registration Statement is being converted form Form S-1 to Form S-3 shall not result in the accrual of Liquidated Damages or count against Delay Rights if such period is no longer than 30 consecutive days. No additional registration rights may be granted to any other Person that would be superior to the Purchasers’ registration rights. Upon disclosure of such information or the termination of the condition described above, Eagle Rock shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.
          (c) Additional Rights to Liquidated Damages. If (i) the Holders shall be prohibited from selling their Registrable Securities under the Registration Statement as a result of a suspension pursuant to Section 2.01(b) of this Agreement in excess of the periods permitted therein or (ii) the Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded by a post-effective amendment to the Registration Statement, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the Commission, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, Eagle Rock shall owe the Holders an amount equal to the Liquidated Damages, following (x) the date on which the suspension period exceeded the permitted period under Section 2.01(b) of this Agreement or (y) the day after the Registration Statement ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty. For purposes of this Section 2.01(c), a suspension shall be deemed lifted on the date that notice that the suspension has been lifted is delivered to the Holders pursuant to Section 3.01 of this Agreement.
          (d) Claw-Back of Purchaser Securities. Eagle Rock may exclude Registrable Securities from the Registration Statement if required by the Commission in order for the Commission to declare the Registration Statement effective; provided, however, that Eagle Rock will use its commercially reasonable efforts to file and have declared effective a subsequent Registration Statement that includes the Registrable Securities excluded from the initial Registration Statement at such time as it may do so in accordance with the Securities Act as interpreted by the Commission. With respect to any Registrable Securities that are not included in the initial Registration Statement or a subsequent Registration Statement within 165 days following the Closing Date, Eagle Rock shall be required to pay the Purchasers the Liquidated Damages in accordance with Section 2.01(a)(ii) of this Agreement.

Exhibit B-5

          (e) No Obligation For Primary Offering By Purchasers. If the Commission deems the registration of any Registrable Securities to be a primary offering by Eagle Rock or the Purchasers, and the Commission prohibits the use of Rule 415 under the Securities Act (or any similar provision then in force) to sell Registrable Securities on a delayed or continuous basis, then the Purchasers shall agree to discuss in good faith other alternatives regarding the inclusion of Registable Securities in a primary offering, but in not event shall any Purchaser be obligated to commit to a primary offering to allow the Registration Statement to be declared effective by the Commission. In such event, if the Registration Statement is not declared effective within 165 days following the Closing Date, then Eagle Rock shall be required to pay the Purchasers the Liquidated Damages in accordance with Section 2.01(a)(ii) of this Agreement.
          (f) Conversion From Form S-1 to Form S-3. Within 30 days of becoming eligible to file a registration statement on Form S-3, Eagle Rock agrees to convert any Registration Statement on Form S-1 covering the Purchased Common Units into a registration statement on Form S-3 such that the Purchased Common Units may be sold from time-to-time pursuant to Rule 415 under the Securities Act (or any similar provision then in force).
     Section 2.02 Piggyback Rights.
          (a) Participation. If at any time Eagle Rock proposes to file (i) a prospectus supplement to an effective shelf registration statement, other than the Registration Statement contemplated by Section 2.01 of this Agreement, or (ii) a registration statement, other than a shelf registration statement, in either case, for the sale of Common Units in an Underwritten Offering for its own account and/or another Person, then as soon as practicable but not less than three Business Days prior to the filing of (x) any preliminary prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (y) the prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (z) such registration statement, as the case may be, then Eagle Rock shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering to the Holders and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if Eagle Rock has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a material adverse effect on the price, timing or distribution of the Common Units in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b) of this Agreement. The notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof and receipt of such notice shall be confirmed by such Holder. Each such Holder shall then have three (3) Business Days after receiving such notice to request inclusion of Registrable Securities in the Underwritten Offering, except that such Holder shall have one (1) Business Day after such Holder confirms receipt of the notice to request inclusion of Registrable Securities in the Underwritten Offering in the case of a “bought deal” or “overnight transaction” where no preliminary prospectus is used. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten

Exhibit B-6

Offering, Eagle Rock shall determine for any reason not to undertake or to delay such Underwritten Offering, Eagle Rock may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such offering by giving written notice to Eagle Rock of such withdrawal up to and including the time of pricing of such offering. No Holder shall be entitled to participate in any such Underwritten Offering under this Section 2.02(a) unless such Holder (together with any Affiliate of such Holder) participating therein held at least $10,000,000 of Purchased Common Units as of the Closing Date. Notwithstanding the foregoing, any Holder may deliver written notice (an “Opt Out Notice”) to Eagle Rock requesting that such Holder not receive notice from Eagle Rock of any proposed Underwritten Offering; provided, that such Holder may later revoke any such notice.
          (b) Priority of Rights. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Common Units included in an Underwritten Offering involving Included Registrable Securities advises Eagle Rock, or Eagle Rock reasonably determines, that the total amount of Common Units that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Units offered or the market for the Common Units, then the Common Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises Eagle Rock, or Eagle Rock reasonably determines, can be sold without having such adverse effect, with such number to be allocated (i) first, to Eagle Rock, (ii) second, to the Selling Holders and the March 2006 Units, pro rata, who have requested participation in such Underwritten Offering, and (iii) third, to Affiliates of the general partner of Eagle Rock. The pro rata allocations for each such Selling Holder shall be the product of (a) the aggregate number of Common Units proposed to be sold by all Selling Holders in such Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Common Units owned on the Closing Date by such Selling Holder by (y) the aggregate number of Common Units owned on the Closing Date by all Selling Holders participating in the Underwritten Offering. All participating Selling Holders shall have the opportunity to share pro rata that portion of such priority allocable to any Selling Holder(s) not so participating. As of the date of execution of this Agreement, there are no other Persons with Registration Rights relating to Common Units other than as described in this Section 2.02(b). Notwithstanding the foregoing, if any person exercised demand rights granted to such person by Eagle Rock and proposed to effect an Underwritten Offering of Common Units, then such person shall have first priority over any other holders proposing to include Common Units in such Underwritten Offering.
     Section 2.03 Underwritten Offering.
          (a) Request for Underwritten Offering. Any one or more Holders that collectively hold greater than $10,000,000 of Registrable Securities, based on the purchase price

Exhibit B-7

per unit under the Purchase Agreement, may deliver written notice to Eagle Rock that such Holders wish to dispose of an aggregate of at least $10,000,000 of Registrable Securities, based on the purchase price per unit under the Purchase Agreement, in an Underwritten Offering. Upon receipt of any such written request, Eagle Rock shall retain underwriters, effect such sale though an Underwritten Offering, including entering into an underwriting agreement in customary form with the Managing Underwriter or Underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.08, and take all reasonable actions as are requested by the Managing Underwriter or Underwriters to expedite or facilitate the disposition of such Registrable Securities; provided, however, Eagle Rock management will not be required to participate in any roadshow or similar marketing effort on behalf of any such Holder.
          (b) General Procedures. In connection with any Underwritten Offering under this Agreement, Eagle Rock shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and Eagle Rock shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, Eagle Rock to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with Eagle Rock or the underwriters other than representations, warranties or agreements regarding such Selling Holder and its ownership of the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to Eagle Rock and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect Eagle Rock’s obligation to pay Registration Expenses.
     Section 2.04 Sale Procedures. In connection with its obligations under this Article II, Eagle Rock will, as expeditiously as possible:
          (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;
          (b) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at

Exhibit B-8

any time shall notify Eagle Rock in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, use its commercially reasonable efforts to include such information in such prospectus supplement;
          (c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;
          (d) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that Eagle Rock will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;
          (e) promptly notify each Selling Holder and each underwriter of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
          (f) immediately notify each Selling Holder and each underwriter of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make

Exhibit B-9

the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Eagle Rock of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Eagle Rock agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
          (g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
          (h) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for Eagle Rock dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a “cold comfort” letter, dated the date of the applicable registration statement or the date of any amendment or supplement thereto and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified Eagle Rock’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities and such other matters as such underwriters or Selling Holders may reasonably request;
          (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
          (j) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Eagle Rock personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, however, that Eagle Rock need not disclose any such information to any such representative unless and until such representative has entered into or is otherwise subject to a confidentiality agreement with Eagle Rock satisfactory to Eagle Rock (including any confidentiality agreement referenced in Section 8.06 of the Purchase Agreement);

Exhibit B-10

          (k) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by Eagle Rock are then listed;
          (l) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Eagle Rock to enable the Selling Holders to consummate the disposition of such Registrable Securities;
          (m) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
          (n) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities; and
          (o) if any Purchaser could reasonably be deemed to be an “underwriter”, as defined in Section 2(a)(11) of the Securities Act, in connection with an Underwritten Offering in respect of any registration of Eagle Rock’s securities of any Purchaser pursuant to this Agreement, and any amendment or supplement thereof (any such registration statement or amendment or supplement a “Purchaser Underwriter Registration Statement”), cooperate with such Purchaser in allowing such Purchaser to conduct customary “underwriter’s due diligence” with respect to Eagle Rock and satisfy its obligations in respect thereof. In addition, at any Purchaser’s request, Eagle Rock will furnish to such Purchaser, on the date of the effectiveness of any Purchaser Underwriter Registration Statement and thereafter from time to time on such dates as such Purchaser may reasonably request, (i) a letter, dated such date, from Eagle Rock’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Purchaser, and (ii) an opinion, dated as of such date, of counsel representing Eagle Rock for purposes of such Purchaser Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” opinion for such offering, addressed to such Purchaser. Eagle Rock will also permit legal counsel to such Purchaser to review and comment upon any such Purchaser Underwriter Registration Statement at least five Business Days prior to its filing with the Commission and all amendments and supplements to any such Purchaser Underwriter Registration Statement within a reasonable number of days prior to their filing with the Commission and not file any Purchaser Underwriter Registration Statement or amendment or supplement thereto in a form to which such Purchaser’s legal counsel reasonably objects.
     Each Selling Holder, upon receipt of notice from Eagle Rock of the happening of any event of the kind described in Section 2.04(f) of this Agreement, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.04(f) of this Agreement or until it is advised in writing by Eagle Rock that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Eagle Rock, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to deliver to Eagle Rock (at Eagle Rock’s expense)

Exhibit B-11

all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
     If requested by a Purchaser in connection with an Underwritten Offering, Eagle Rock shall: (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement.
     Section 2.05 Cooperation by Holders. Eagle Rock shall have no obligation to include in the Registration Statement Common Units of a Holder, or in an Underwritten Offering pursuant to Section 2.02 of this Agreement Common Units of a Selling Holder, who has failed to timely furnish such information that, in the opinion of counsel to Eagle Rock, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
     Section 2.06 Restrictions on Public Sale by Holders of Registrable Securities. For a period of 365 days from the Closing Date, each Holder of Registrable Securities who is included in the Registration Statement agrees not to effect any public sale or distribution of the Registrable Securities during the 30-day period following completion of an Underwritten Offering of equity securities by Eagle Rock (except as provided in this Section 2.06); provided, however, that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers or directors or any other Unitholder of Eagle Rock on whom a restriction is imposed in connection with such public offering. In addition, the provisions of this Section 2.06 shall not apply with respect to a Holder that (A) owns less than $10,000,000 of Purchased Common Units, based on the purchase price per unit under the Purchase Agreement, (B) has delivered an Opt Out Notice to Eagle Rock pursuant to Section 2.02 hereof or (C) has submitted a notice requesting the inclusion of Registrable Securities in an Underwritten Offering pursuant to Section 2.02 or Section 2.03(a) hereof but is unable to do so as a result of the priority provisions contained in Section 2.02(b) hereof.
     Section 2.07 Expenses.
          (a) Certain Definitions. “Registration Expenses” means all expenses incident to Eagle Rock’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01 hereof or an Underwritten Offering covered under this Agreement, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and the Nasdaq Global Market fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities

Exhibit B-12

Dealers, Inc., transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel and independent public accountants for Eagle Rock, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities.
          (b) Expenses. Eagle Rock will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. In addition, except as otherwise provided in Section 2.08 hereof, Eagle Rock shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder.
     Section 2.08 Indemnification.
          (a) By Eagle Rock. In the event of an offering of any Registrable Securities under the Securities Act pursuant to this Agreement, Eagle Rock will indemnify and hold harmless each Selling Holder thereunder, its directors and officers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its directors and officers, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder, director, officer, underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that Eagle Rock will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Selling Holder, its directors or officers or any underwriter or controlling Person in writing specifically for use in the Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such Selling Holder, its directors or officers or any underwriter or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

Exhibit B-13

          (b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Eagle Rock, its directors and officers, and each Person, if any, who controls Eagle Rock within the meaning of the Securities Act or of the Exchange Act, and its directors and officers, to the same extent as the foregoing indemnity from Eagle Rock to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
          (c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.08. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against an indemnified party with respect to which it is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.
          (d) Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any

Exhibit B-14

indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
          (e) Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.
     Section 2.09 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Eagle Rock agrees to use its commercially reasonable efforts to:
          (a) make and keep public information regarding Eagle Rock available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;
          (b) file with the Commission in a timely manner all reports and other documents required of Eagle Rock under the Securities Act and the Exchange Act at all times from and after the date hereof; and
          (c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise not available at no charge by access electronically to the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Eagle Rock, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Exhibit B-15

     Section 2.10 Transfer or Assignment of Registration Rights. The rights to cause Eagle Rock to register Registrable Securities granted to the Purchasers by Eagle Rock under this Article II may be transferred or assigned by any Purchaser to one or more transferee(s) or assignee(s) of such Registrable Securities or by total return swap; provided, however, that, except with respect to a total return swap, (a) unless such transferee is an Affiliate of such Purchaser, each such transferee or assignee holds Registrable Securities representing at least $10,000,000 of the Purchased Common Units, based on the purchase price per unit under the Purchase Agreement, (b) Eagle Rock is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.
     Section 2.11 Limitation on Subsequent Registration Rights. From and after the date hereof, Eagle Rock shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, (i) enter into any agreement with any current or future holder of any securities of Eagle Rock that would allow such current or future holder to require Eagle Rock to include securities in any registration statement filed by Eagle Rock on a basis that is superior in any way to the piggyback rights granted to the Purchasers hereunder or (ii) grant registration rights to any other Person that would be superior to the Purchasers’ registration rights hereunder.
ARTICLE III
MISCELLANEOUS
     Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
          (a) if to a Purchaser, to the address set forth in Section 8.07 of the Purchase Agreement in accordance with the provisions of this Section 3.01;
          (b) if to a transferee of a Purchaser, to such Holder at the address provided pursuant to Section 2.10 hereof; and
          (c) if to Eagle Rock, 16701 Greenspoint Park Drive, Suite 200, Houston, Texas 77060 at (facsimile: 281.408.1399), notice of which is given in accordance with the provisions of this Section 3.01.
     All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or electronic mail; and when actually received, if sent by courier service or any other means.
     Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Exhibit B-16

     Section 3.03 Aggregation of Purchased Common Units. All Purchased Common Units held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
     Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of Eagle Rock or any successor or assign of Eagle Rock (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations and the like occurring after the date of this Agreement.
     Section 3.05 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.
     Section 3.06 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
     Section 3.07 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     Section 3.08 Governing Law. The Laws of the State of New York shall govern this Agreement without regard to principles of conflict of Laws.
     Section 3.09 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
     Section 3.10 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Eagle Rock set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Exhibit B-17

     Section 3.11 Amendment. This Agreement may be amended only by means of a written amendment signed by Eagle Rock and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
     Section 3.12 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
     Section 3.13 Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted assignees) and Eagle Rock shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited partnership, no recourse under this Agreement or the Purchase Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or the Purchase Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.
     Section 3.14 Interpretation. Article, Section, Schedule and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to”. Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.
[The remainder of this page is intentionally left blank]

Exhibit B-18

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	EAGLE ROCK ENERGY GP, L.P.

	By:	EAGLE ROCK ENERGY G&P, LLC

By:

Name:
Title:

Exhibit B-19

GPS PARTNERS LLC
By:
	Name:	Brett S. Messing
	Title:	Managing Partner

Exhibit B-20

LEHMAN BROTHERS MLP OPPORTUNITY FUND L.P.

By:	LEHMAN BROTHERS MLP OPPORTUNITY ASSOCIATES L.P., its general partner

	By:	LEHMAN BROTHERS MLP OPPORTUNITY ASSOCIATES L.L.C., its general partner

By:

Name:
Title:

Exhibit B-21

RCH ENERGY MLP FUND, L.P.
By:
Name:
Title:

Exhibit B-22

NEW MOUNTAIN VANTAGE, L.P.
By:
Name:
Title:

Exhibit B-23

NEW MOUNTAIN VANTAGE (CALIFORNIA), L.P.
By:
Name:
Title:

Exhibit B-24

NEW MOUNTAIN VANTAGE (TEXAS), L.P.
By:
Name:
Title:

Exhibit B-25

NEW MOUNTAIN VANTAGE HOLDCO LTD.
By:
Name:
Title:

Exhibit B-26

ZLP FUND, L.P.
By:
Name:
Title:

Exhibit B-27

STRUCTURED FINANCE AMERICAS LLC
By:
Name:
Title:

Exhibit B-28

Exhibit C
EAGLE ROCK ENERGY PARTNERS, L.P.
Officer’s Certificate
     Pursuant to Section 6.02(b) of the Common Unit Purchase Agreement, dated as of March 30, 2007 (the “Purchase Agreement”) by and among Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Company”), and GPS Partners LLC (“GPS Partners”), Lehman Brothers MLP Opportunity Fund L.P. (“Lehman Brothers”), RCH Energy MLP Fund, L.P. (“RCH Fund”), New Mountain Vantage, L.P. (“New Mountain”), New Mountain Vantage (California), L.P. (“New Mountain California”), New Mountain Vantage (Texas), L.P. (“New Mountain Texas”), New Mountain Vantage HoldCo Ltd. (“New Mountain HoldCo”), ZLP Fund, L.P. (“ZLP Fund”) and Structured Finance Americas LLC (“Structured Finance”) (each of GPS Partners LLC, Lehman Brothers, RCH Fund, New Mountain, New Mountain California, New Mountain Texas, New Mountain HoldCo, ZLP Fund, Structured Finance, a “Purchaser” and, collectively, the “Purchasers”) relating to the issuance and sale by the Company to the Purchasers of an aggregate of 7,005,495 Common Units representing limited partnership interests in the Company the undersigned hereby certifies on behalf of the Company as follows:
     (A) The Company has performed and complied with the covenants and agreements contained in the Purchase Agreement in all material respects that are required to be performed and complied with by the Company on or prior to the date hereof.
     (B) The representations and warranties of the Company contained in the Purchase Agreement that are qualified by materiality or Eagle Rock Material Adverse Effect (as defined in the Purchase Agreement) are true and correct as of the date of the Purchase Agreement and as of the date hereof and all other representations and warranties of the Company contained in the Purchase Agreement are true and correct in all material respects as of the date of the Purchase Agreement and as of the date hereof, in each case as though made at and as of the date hereof (except that representations or warranties made as of a specific date are true and correct as of such date only).
     (C) Since the date of the Purchase Agreement, no Eagle Rock Material Adverse Effect (as defined in the Purchase Agreement) has occurred and is continuing.
     Dated: [•], 2007

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	EAGLE ROCK ENERGY GP, L.P., its general partner

	By:	EAGLE ROCK ENERGY G&P, LLC, its general partner

By:

Alfredo Garcia, Senior Vice President, Corporate Development

Exhibit C-1

Exhibit D
PURCHASERS’
Officer’s Certificate
     Pursuant to Section 6.03(c) of the Common Unit Purchase Agreement, dated as of March 30, 2007 (the “Purchase Agreement”), by and among Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Company”), and GPS Partners LLC (“GPS Partners”), Lehman Brothers MLP Opportunity Fund L.P. (“Lehman Brothers”), RCH Energy MLP Fund, L.P. (“RCH Fund”), New Mountain Vantage, L.P. (“New Mountain”), New Mountain Vantage (California), L.P. (“New Mountain California”), New Mountain Vantage (Texas), L.P. (“New Mountain Texas”), New Mountain Vantage HoldCo Ltd. (“New Mountain HoldCo”), ZLP Fund, L.P. (“ZLP Fund”) and Structured Finance Americas LLC (“Structured Finance”) (each of GPS Partners LLC, Lehman Brothers, RCH Fund, New Mountain, New Mountain California, New Mountain Texas, New Mountain HoldCo, ZLP Fund, Structured Finance, a “Purchaser” and, collectively, the “Purchasers”) relating to the issuance and sale by the Company to the Purchasers of an aggregate of 7,005,495 Common Units representing limited partnership interests in the Company each of the undersigned hereby certifies solely on behalf of itself as follows:
     (A) Such Purchaser has performed and complied with the covenants and agreements contained in the Purchase Agreement in all material respects that are required to be performed and complied with by such Purchaser on or prior to the date hereof.
     (B) The representations and warranties of such Purchaser contained in the Purchase Agreement that are qualified by materiality or Purchaser Material Adverse Effect (as defined in the Purchase Agreement) are true and correct as of the date of the Purchase Agreement and as of the date hereof and all other representations and warranties of such Purchaser contained in the Purchase Agreement are true and correct in all material respects as of the date of the Purchase Agreement and as of the date hereof, in each case as though made at and as of the date hereof (except that representations or warranties made as of a specific date are true and correct as of such date only).
     (C) Since the date of the Purchase Agreement, no Purchaser Material Adverse Effect (as defined in the Purchase Agreement) has occurred and is continuing in respect of such Purchaser.
     Dated: [•], 2007

GPS PARTNERS LLC
By:
	Name:	Brett S. Messing
	Title:	Managing Partner

Exhibit D-1

LEHMAN BROTHERS MLP OPPORTUNITY FUND L.P.

By:	LEHMAN BROTHERS MLP OPPORTUNITY ASSOCIATES L.P., its general partner

	By:	LEHMAN BROTHERS MLP OPPORTUNITY ASSOCIATES L.L.C., its general partner

By:

Name:
Title:

Exhibit D-2

RCH ENERGY MLP FUND, L.P.
By:
Name:
Title:

Exhibit D-3

NEW MOUNTAIN VANTAGE, L.P.
By:
Name:
Title:

Exhibit D-4

NEW MOUNTAIN VANTAGE (CALIFORNIA), L.P.
By:
Name:
Title:

Exhibit D-5

NEW MOUNTAIN VANTAGE (TEXAS), L.P.
By:
Name:
Title:

Exhibit D-6

NEW MOUNTAIN VANTAGE HOLDCO LTD.
By:
Name:
Title:

Exhibit D-7

ZLP FUND, L.P.
By:
Name:
Title:

Exhibit D-8

STRUCTURED FINANCE AMERICAS LLC
By:
Name:
Title:

Exhibit D-9

Exhibit E
[Laser Acquisition Agreement]

Exhibit E-2